SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2001

MEEMIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Michigan	001-14673	38-3436541
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

691 North Squirrel Road, Suite 100, Auburn Hills, Michigan 48321
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (888) 463-3642

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)    Financial Statements of Businesses Acquired.

                           Not applicable.

                  (b)    Pro Forma Financial Information.

                           Not applicable.

                  (c)    Exhibits.

Exhibit Reference Number	Exhibit Description

99.1	MEEMIC Holdings, Inc.'s press release dated September 26, 2001.*

* Filed herewith.

ITEM 9.  REGULATION FD DISCLOSURE.

On September 26, 2001 MEEMIC Holdings, Inc. issued a press release announcing the elected officers of MEEMIC Holdings, Inc. and its wholly-owned subsidiary MEEMIC Insurance Company.  Such press release is being furnished with this Current Report on Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEEMIC HOLDINGS, INC.

Date: September 27, 2001	By: /s/ Christine C. Schmitt

Christine C. Schmitt
Its: Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	MEEMIC Holdings, Inc.'s press release dated September 26, 2001.